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                                                                   Exhibit 10.13

                                THIRD AMENDMENT
                                ---------------
                                      TO
                                      --
             AMENDED AND RESTATED FINANCING AND SECURITY AGREEMENT
             -----------------------------------------------------

     THIS THIRD AMENDMENT TO AMENDED AND RESTATED FINANCING AND SECURITY AGREEMENT (this "Agreement") is made as of the 11th day of September, 2000 by and among COYNE INTERNATIONAL ENTERPRISES CORP., a corporation organized and existing under the laws of the State of New York, BLUE RIDGE TEXTILE MANUFACTURING, INC., a corporation organized under the laws of the State of Georgia, and OHIO GARMENT RENTAL, INC., a corporation organized under the laws of the State of Ohio (each is referred to individually as a "Borrower and collectively, the "Borrowers"), and BANK OF AMERICA, NATIONAL ASSOCIATION, a national banking association, successor by merger to NationsBank, N.A. ("Bank of America"), LASALLE BUSINESS CREDIT, INC., a corporation organized under the laws of the State of Delaware ("LaSalle"), and PNC BANK, NATIONAL ASSOCIATION, a national banking association ("PNC") (Bank of America, LaSalle and PNC are referred to individually as a "Lender" and collectively as the "Lenders"), and BANK OF AMERICA, NATIONAL ASSOCIATION, a national banking association, successor by merger to NationsBank, N.A, as collateral and administrative agent for the Lenders (the "Agent").

                                   RECITALS
                                   --------

     A. The Borrowers, the Lenders and the Agent entered into that certain Amended and Restated Financing and Security Agreement dated as of June 26, 1998, as amended by that certain First Amendment to Amended and Restated Financing and Security Agreement dated June 9, 1999 and that certain Second Amendment to Amended and Restated Financing and Security Agreement dated January 27, 2000 (as amended, restated, modified, substituted, extended, and renewed from time to time, the "Financing Agreement"). The Financing Agreement provides for some of the agreements between the Borrowers, the Lenders and the Agent with respect to the "Loans" (as defined in the Financing Agreement), including a revolving credit facility in an amount not to exceed $25,000,000, a letter of credit facility in the amount of $3,000,000, an acquisition facility in an amount not to exceed $10,000,000 and a capital expenditure facility in an amount not to exceed $20,000,000.

     B. The Borrowers have requested that the Lenders and Agent amend certain provisions of the Financing Agreement and waive certain financial covenant violations.

     C. The Agent and Lenders are willing to agree to the Borrowers' request on the condition, among others, that this Agreement be executed.

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                                  AGREEMENTS
                                  ----------

     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, receipt of which is hereby acknowledged, the Borrowers, the Lenders and the Agent agree as follows:

     1. The Borrowers, the Lenders and the Agent agree that the Recitals above are a part of this Agreement. Unless otherwise expressly defined in this Agreement, terms defined in the Financing Agreement shall have the same meaning under this Agreement.

     2. The Borrowers represent and warrant to the Agent and Lenders as follows:

           (a) Each Borrower is a corporation duly organized, and validly existing and in good standing under the laws of the state in which it was organized and is duly qualified to do business as a foreign corporation in good standing in every other state wherein the conduct of its business or the ownership of its property requires such qualification.

           (b) Each Borrower has the power and authority to execute and deliver this Agreement and perform its obligations hereunder and has taken all necessary and appropriate corporate action to authorize the execution, delivery and performance of this Agreement.

           (c) The Financing Agreement, as amended by this Agreement, and each of the other Financing Documents remains in full force and effect, and each constitutes the valid and legally binding obligation of each Borrower, enforceable in accordance with its terms.

           (d) All of the Borrowers' representations and warranties contained in the Financing Agreement and the other Financing Documents are true and correct on and as of the date of the Borrowers' execution of this Agreement.

           (e) No Event of Default and no event which, with notice, lapse of time or both would constitute an Event of Default, has occurred and is continuing under the Financing Agreement or the other Financing Documents which has not been waived in writing by the Agent and the Lenders under this Agreement.

     3. Section 2.1.11(b) of the Financing Agreement is hereby deleted in its entirety, and the following is substituted in its place:

               (b) After the Closing Date, the Borrowers shall not at any time permit the aggregate outstanding principal amount of the Revolving Loan plus the Outstanding Letter of Credit Obligations to exceed the
               ----
          Borrowing Base minus the greater of (i) One Million Dollars
                         -----
          ($1,000,000) or (ii) all accrued and unpaid interest owed pursuant to the Indenture as determined on a monthly basis.

     4. Section 6.1.16 of the Financing Agreement is hereby deleted and the following is substituted in its place:

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               6.1.16  Fixed Charge Coverage Ratio.
                       ---------------------------

               The Borrowers will maintain, tested as of the last day of each of the Borrowers' fiscal quarters for the four (4) quarter period ending on such date, a Fixed Charge Coverage Ratio of not less than 1.0 to 1.0.

     5. As a condition to the Agent's and the Lenders' agreement to enter into this Agreement and the waivers granted herein, the Borrowers hereby agree to pay to the Agent, for the ratable benefit of the Lenders, an amendment fee in the amount of $35,000, which fee shall be due at the time this Agreement is executed and is fully earned and non-refundable upon payment.

     6.   The Lenders and the Agent hereby waive the default under Section
6.1.16 of the Financing Agreement for the fiscal quarter ending July 31, 2000. This waiver is not intended to, and shall not, waive any defaults under Section
6.1.16 other than for the period specified, and shall not waive any other defaults arising out of non-compliance by the Borrowers with the Financing Agreement, whether or not the events, facts or circumstances giving rise to such non-compliance existed on or prior to the date hereof.

     7. Each Borrower hereby issues, ratifies and confirms the representations, warranties and covenants contained in the Financing Agreement, as amended hereby. Each Borrower agrees that this Agreement is not intended to and shall not cause a novation with respect to any or all of the Obligations.

     8. Each Borrower acknowledges and warrants that the Lenders and Agent have acted in good faith and have conducted in a commercially reasonable manner their relationships with the Borrowers in connection with this Agreement and generally in connection with the Financing Agreement and the Obligations, each Borrower hereby waiving and releasing any claims to the contrary.

     9. If applicable, the Borrowers shall pay at the time this Agreement is executed and delivered, all fees, commissions, costs, charges, taxes and other expenses incurred by the Agent and its counsel in connection with this Agreement, including, but not limited to, reasonable fees and expenses of the Agent's counsel and all recording fees, taxes and charges.

     10. This Agreement may be executed in any number of duplicate originals or counterparts, each of such duplicate originals or counterparts shall be deemed to be an original and taken together shall constitute but one and the same instrument. The parties agree that their respective signatures may be delivered by facsimile. Any party which chooses to deliver its signature by facsimile agrees to provide a counterpart of this Agreement with its inked signature promptly to each other party.

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     IN WITNESS WHEREOF, the Borrowers, the Lenders and the Agent have executed this Agreement under seal as of the date and year first written above.


ATTEST:                                    COYNE INTERNATIONAL ENTERPRISES
                                               CORP.
                                           BLUE RIDGE TEXTILE MANUFACTURING,
                                               INC.
                                           OHIO GARMENT RENTAL, INC.


_____________________________              By:__________________________(SEAL)
                                              Name:
                                              Title:


WITNESS:                                   BANK OF AMERICA, NATIONAL
                                           ASSOCIATION, in its capacity as a
                                           Lender


_____________________________              By:__________________________(SEAL)
                                              Gary Bartlett
                                              Vice President


WITNESS:                                   PNC BANK, NATIONAL ASSOCIATION


_____________________________              By:__________________________(SEAL)
                                              Name:
                                              Title:


WITNESS:                                   LASALLE BUSINESS CREDIT, INC.


_____________________________              By:__________________________(SEAL)
                                              Name:
                                              Title:

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WITNESS:                                   BANK OF AMERICA, NATIONAL
                                           ASSOCIATION, in its capacity as Agent


_____________________________              By:__________________________(SEAL)
                                              Gary Bartlett
                                              Vice President

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